Exhibit 99.1

Comfort Systems USA Comfort Systems USA (NYSE: FIX) (NYSE: FIX) November 12, 2013 November 12, 2013

Disclosures Disclosures Safe Harbor Certain statements and information in this presentation may constitute forw ard-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believ e,” “ex pect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forw ard-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current ex pectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectiv ely, the “Company”) concerning future dev elopments and their effect on the Company. While the Company ’s management believes that these forw ard-looking statements are reasonable as and when made, there can be no assurance that future dev elopments affecting the Company will be those that it anticipates. All comments concerning the Company ’s ex pectations for future revenues and operating results are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company ’s forward-looking statements inv olve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company ’s historical experience and its present ex pectations or projections. Important factors that could cause actual results to differ materially from those in the forw ard-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fix ed-price contract; undertaking contractual commitments that exceed the Company ’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability ; national or regional weakness in construction activ ity and economic conditions; financial difficulties affecting projects, vendors, customers, or subcontractors; the Company’s backlog failing to translate into actual rev enue or profits; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodw ill; errors in the Company’s percentage-of-completion method of accounting; the result of competition in the Company ’s markets; the Company ’s decentralized management structure; material failure to comply with v arying state and local laws, regulations or requirements; debarment from bidding on or performing gov ernment contracts; shortages of labor and specialty building materials; retention of key management; seasonal fluctuations in the demand for HVAC sy stems; the imposition of past and future liability from env ironmental, safety, and health regulations including the inherent risk associated with self-insurance; adv erse litigation results; and other risks detailed in our reports filed with the Securities and Exchange Commission. For additional information regarding known material factors that could cause the Company ’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forw ard-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future ev ents, or otherwise. Non-GAAP Measures Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles (GAAP). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures. 2

Comfort Systems USA Overview Comfort Systems USA Overview Who We Are •Leading HVAC and mechanical systems installation and service provider •Focused on commercial, industrial, and institutional HVAC markets What We Do Applied Systems Piping Retrofit Service 3

Broad Nationwide Footprint Broad Nationwide Footprint 4 36 companies | 87 locations in 72 cities | 6,700+ employees

Our Customers Our Customers 5 Omni Orlando Resort at ChampionsGate Orlando, Florida University Hospital Little Rock, Arkansas Navy Federal Credit Union Pensacola, Florida MedImmune FMC Expansion Frederick, Maryland

Areas of Strength Areas of Strength • Long-term local relationships • Collaboration • Safety excellence • Purchasing economics • National service capability • Bonding and insurance • Balance sheet strength 6

Our Safety Record is No Accident Our Safety Record is No Accident 7 Lost Time Injury Rate 63% below the industry average OSHA Incident Rate 38% below the industry average Source: Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1711–Specialty Trades Contractors–HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822

Energy Efficiency Energy Efficiency • Energy costs drive the need for efficiency. • HVAC accounts for 30%–50% of electricity usage. • Energy Star (Department of Energy/EPA)/LEED (USGBC). • 2–4 year payouts depending on electric rates, usage, age, and incentives. 8 Use Our Energy to Save Yours!™

Revenue/Stock Price History Revenue/Stock Price History 9 Revenue ($ in millions) Acquisition Phase and Industry Growth Sale of Assets New Acquisitions Stock Price at 12/31

Revenue by Activity Revenue by Activity 10 New Construction/Installation Replacement Service & Maintenance 2008 2013 YTD

Revenue by Sector Revenue by Sector 11 Education Healthcare Government Manufacturing/Distribution Office Buildings Retail/Restaurants/Entertainment Multi-Family/Residential Other September 2013 YTD Revenue

Diverse Project Mix Diverse Project Mix 12 Average Project Size: $427,000 | Average Project Length: 6–9 months (Information as of September 30, 2013) Aggregate Contract Value Jobs <$1M (Value: $369M) Jobs $1M–$5M (Value: 703M) Jobs >$5M (Value: $812M)

Book of Business Book of Business 13 ($ in millions)

Historical Financial Summary Historical Financial Summary ($ in millions, except per share information) ($ in millions, except per share information) 14 (1) Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes goodwill impairments, changes in the fair value of contingent earn-out obligations and tax valuation allowances. See Appendix VI for a GAAP reconciliation to Adjusted EPS (2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix IV for a GAAP reconciliation to Adjusted EBITDA.

Historical Financial Summary Historical Financial Summary 15 (1) Operating income for 2011 excludes goodwill impairment of $57.4M. (2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix IV for a GAAP reconciliation to Adjusted EBITDA. (1)

QTD Financial Performance QTD Financial Performance 16 Three Months Ended ($ in millions, except per share information) 9/30/13 9/30/12 Revenue $ 350.0 $ 335.2 Net Income from Continuing Operations Attributable to Comfort Systems USA, Inc. $ 11.4 $ 5.8 Diluted EPS from Continuing Operations Attributable to Comfort Systems USA, Inc. $ 0.30 $ 0.15 Adjusted EBITDA (1) $ 22.2 $ 15.0 Operating Cash Flow $ 27.4 $ 16.5 (1)Adjusted EBITDA is a non-GAAP financial measure. See Appendix III for a GAAP reconciliation to Adjusted EBITDA.

YTD Financial Performance YTD Financial Performance 17 Nine Months Ended ($ in millions, except per share information) 9/30/13 9/30/12 Revenue $ 1,026.9 $ 1,015.3 Net Income from Continuing Operations Attributable to Comfort Systems USA, Inc. $ 21.8 $ 9.3 Diluted EPS from Continuing Operations Attributable to Comfort Systems USA, Inc. $ 0.58 $ 0.25 Adjusted EBITDA (1) $ 50.7 $ 29.2 Operating Cash Flow $ 23.8 $ 3.4 (1)Adjusted EBITDA is a non-GAAP financial measure. See Appendix III for a GAAP reconciliation to Adjusted EBITDA.

Key Financial Statistics Key Financial Statistics 18 As of ($ in millions) 9/30/13 12/31/12 Cash $ 45.3 $ 40.8 Working Capital $ 122.6 $ 104.0 Goodwill and Intangible Assets $ 153.7 $ 159.1 Total Debt $ 7.0 $ 7.4 Equity $ 306.2 $ 287.3

Balance Sheet Strength Balance Sheet Strength • $45.3M cash at September 30, 2013 • Positive free cash flow for 14 consecutive years • Debt capacity o $7M debt at 9/30/2013 o $175M revolving credit facility o 2018 maturity 19

Profile for Growth Profile for Growth 20 Time Earnings Gro w Se rvice Innovate Acq uire Service Commercial HVAC Gro w Co ns truc tio n

Industry Environment: McGraw Hill Construction Industry Environment: McGraw Hill Construction 21 Source: McGraw Hill Construction 3Q 2013 CMFS Data History Forecast 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Nonresidential 169.3 163.9 165.6 157.6 163.3 176.7 207.4 245.2 263.5 263.8 % Change -30 -3 +1 -5 +4 +8 +17 +18 +7 +0 Total Nonresidential Construction Starts Billions of Current Dollars Comfort Systems USA in the Next Cycle •Expanding service •Growing markets •Investing in our workforce •Focusing on our customers Commercial, Industrial, Institutional HVAC–A $40B+ Industry

Appendices Appendices

Appendix I Appendix I —Income Statement (QTD) Income Statement (QTD) 23 2013 Revenue 349,989 $ 100.0% 335,241 $ 100.0% Cost of Services 282,968 80.9% 279,720 83.4% Gross Profit 67,021 19.1% 55,521 16.6% Selling, General and Administrative Expenses 49,404 14.1% 45,853 13.7% Gain on Sale of Assets (117) 0.0% (99) 0.0% Operating Income 17,734 $ 5.1% 9,767 $ 2.9% Net Income from Continuing Operations Attributable to Comfort Systems 11,404 $ 3.3% 5,771 $ 1.7% Diluted EPS from Continuing Operations 0.30 $ 0.15 $ Adjusted EBITDA (1) 22,220 $ 6.3% 14,992 $ 4.5% 2012 Three Months Ended September 30, ($ in thousands, except per share information) (1)Adjusted EBITDA is a non-GAAP financial measure. See Appendix III for a GAAP Reconciliation to Adjusted EBITDA.

Appendix II Appendix II —Income Statement (YTD) Income Statement (YTD) 24 2013 Revenue 1,026,932 $ 100.0% 1,015,315 $ 100.0% Cost of Services 848,477 82.6% 862,767 85.0% Gross Profit 178,455 17.4% 152,548 15.0% Selling, General and Administrative Expenses 141,623 13.8% 138,781 13.7% Gain on Sale of Assets (367) 0.0% (438) 0.0% Operating Income 37,199 $ 3.6% 14,205 $ 1.4% Net Income from Continuing Operations Attributable to Comfort Systems 21,752 $ 2.1% 9,349 $ 0.9% Diluted EPS from Continuing Operations 0.58 $ 0.25 $ Adjusted EBITDA (1) 50,733 $ 4.9% 29,196 $ 2.9% 2012 Nine Months Ended September 30, ($ in thousands, except per share information) (1)Adjusted EBITDA is a non-GAAP financial measure. See Appendix III for a GAAP Reconciliation to Adjusted EBITDA.

Appendix III Appendix III—GAAP Reconciliation to Adjusted EBITDA GAAP Reconciliation to Adjusted EBITDA 25 Three Months Ended September 30, Nine Months Ended September 30, 2013 2012 2013 2012 Net Income Including Noncontrolling Interests 11,612 $ 5,325 $ 22,621 $ 6,704 $ Discontinued Operations 25 98 79 237 Income Taxes 6,588 3,926 14,366 6,031 Other (Income) Expense, net (83) (13) (184) (82) Changes in the Fair Value of Contingent Earn-out Obligations (750) 38 (696) 105 Interest Expense, net 342 393 1,013 1,210 Gain on Sale of Assets (117) (99) (367) (438) Depreciation and Amortization 4,603 5,324 13,901 15,429 Adjusted EBITDA 22,220 $ 14,992 $ 50,733 $ 29,196 $ ($ in thousands) Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income (loss) including noncontrolling interests, excluding discontinued operation, income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest expense, net, gain on sale of assets, and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Appendix IV—GAAP Reconciliation to Adjusted EBITDA (Historical)

($ in thousands)

	Year Ended December 31,						
	2006	2007	2008	2009	2010	2011	2012
Net Income (Loss) Including Noncontrolling Interests	$ 28,724	$ 32,466	$ 49,690	$ 34,182	$ 14,740	($36,492)	$11,849
Discontinued Operations	(304)	(266)	107	(1,282)	5,824	4,018	(355)
Income Taxes	17,668	19,894	30,855	20,307	11,193	(5,463)	10,045
Other (Income) Expense, net	(100)	(5)	(68)	(17)	(247)	(934)	(145)
Changes in the Fair Value of Contingent Earn-out Obligations	-	-	-	-	(1,574)	(5,528)	(662)
Interest (Income) Expense, net	(1,969)	(2,670)	(1,154)	622	1,506	1,758	1,571
Gain on Sale of Assets	(125)	31	(290)	(106)	(527)	(236)	(491)
Goodwill Impairment	-	-	-	-	-	57,354	-
Depreciation and Amortization	5,137	6,787	12,325	12,635	16,718	18,982	20,569
Adjusted EBITDA	$ 49,031	$ 56,237	$ 91,465	$ 66,341	$ 47,633	$ 33,459	$ 42,381

Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income (loss) including noncontrolling interests, excluding discontinued operation, income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company.

26

COMFORT SYSTEMS USA

($ in thousands) 2008 2009 2010 2011 2012 Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. 49,797 $ 32,900 $ 20,564 $ ($32,812) $13,108 Goodwill impairment (after tax) - - - 44,805 - Changes in the fair value of contingent earn-out obligations (after tax) - - (934) (5,276) (597) Tax valuation allowances (after tax) - - - 2,056 - Net income from continuing operations attributable to Comfort Systems USA, Inc. excluding goodwill and other intangible asset impairments, changes in the fair value of contingent earn-out obligations and tax valuation allowances 49,797 $ 32,900 $ 19,630 $ 8,773 $ 12,511 $ Year Ended December 31, Appendix V Appendix V—Supplemental Non Supplemental Non-GAAP Information (Historical) GAAP Information (Historical) 27 Note 1: Operating results from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill impairment, changes in the fair value of contingent earn-out obligations and tax valuation allowances are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined under generally accepted accounting principles and as reported by the Company. Note 2: Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. is income (loss) from continuing operations less net income attributable to noncontrolling interests. Note 3: The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges.

2008 2009 2010 2011 2012 Diluted income (loss) per share from continuing operations attributable to Comfort Systems USA, Inc. 1.24 $ 0.86 $ 0.54 $ (0.88) $ 0.35 $ Goodwill and other intangible asset impairments - - - 1.20 - Changes in the fair value of contingent earn-out obligations - - (0.02) (0.14) (0.02) Tax valuation allowances - - - 0.05 - Diluted income per share from continuing operations attributable to Comfort Systems USA, Inc. excluding goodwill and other intangible asset impairments, changes in the fair value of contingent earn-out obligations and tax valuation allowances 1.24 $ 0.86 $ 0.52 $ 0.23 $ 0.33 $ Year Ended December 31, Appendix VI Appendix VI—GAAP Reconciliation to Adjusted EPS (Historical) GAAP Reconciliation to Adjusted EPS (Historical) 28 Note 1: Operating results from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill and other intangible asset impairments, changes in the fair value of contingent earn-out obligations and tax valuation allowances are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined under generally accepted accounting principles and as reported by the Company. Note 2: Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. is income (loss) from continuing operations less net income attributable to noncontrolling interests. Note 3: The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges.

Contact Contact 29 Bill George Executive Vice President and CFO 1-800-723-8431 bill.george@comfortsystemsusa.com www.comfortsystemsusa.com